Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

June 30, 2006

Strategic Hotels & Resorts

Supplemental Financial Information

June 30, 2006

Supplemental Financial Information

June 30, 2006

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc., formerly known as Strategic Hotel Capital, Inc., is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 19 properties totaling 9,658 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

50

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contact:	At Financial Relations Board:
James Mead	Leslie Loyet
Chief Financial Officer	Financial Relations Board
(312) 658-5000	(312) 640-6672

Supplemental Financial Information

June 30, 2006

Board of Directors

John C. Deterding

Chairman of the Board and Chairman of the Corporate Governance and Nominating Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

Michael W. Brennan

Director and Chairman of the Compensation Committee

Edward C. Coppola

Director

Richard L. Fisher

Director

James A. Jeffs

Director

David M.C. Michels

Director

Wiliam A. Prezant

Director

Supplemental Financial Information

June 30, 2006

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President and Controller (Principal Accounting Officer)

Robert T. McAllister

Senior Vice President — Tax

Patricia A. Needham

Senior Vice President

John Kenneth Tyler Barrett

Vice President — Asset Management

Thomas G. Healy

Vice President — Asset Management

David R. Hogin

Vice President — Asset Management

Paula C. Maggio

Vice President, Secretary and General Counsel

Michael E. Nelson

Vice President — Asset Management

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Ryan M. Bowie

Director, Corporate Finance and Assistant Treasurer

Supplemental Financial Information

June 30, 2006

Equity Research Coverage

Firm	Analyst	Telephone
Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Raymond James & Associates	William Crow	(727) 567-2594

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resort’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

June 30, 2006

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	June 30, 2006
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,282	75,282
Operating partnership units outstanding	1,089	1,089
Restricted stock units outstanding	721	721

Combined shares and units outstanding	77,092	77,092
Common stock price at end of period	$20.74	$20.74

Common equity capitalization	$1,598,888	$1,598,888
Preferred equity capitalization	358,750	358,750
Consolidated debt	699,413	699,413
Pro rata share of unconsolidated debt	311,179	—
Pro rata share of consolidated debt allocated to InterContinental Hotels Group (IHG)	(30,300)	—
Cash and cash equivalents	(153,915)	(153,915)

Total enterprise value	$2,784,015	$2,503,136

Dividends Per Share
Common dividends declared (holders of record on each of March 31 and June 30, 2006)		$0.23

Preferred Series A dividends declared (holders of record on each of March 15 and June 20, 2006)		$0.53125

Preferred Series B dividends declared (holders of record on March 15, 2006)		$0.34375

Preferred Series B dividends declared (holders of record on June 20, 2006)		$0.51563

Preferred Series C dividends declared (holders of record on June 20, 2006)		$0.24635

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues:
Rooms	$87,700	$65,094	$159,419	$115,793
Food and beverage	53,613	40,414	96,468	70,935
Other hotel operating revenue	14,993	12,020	27,391	21,978

	156,306	117,528	283,278	208,706
Lease revenue	3,968	3,908	7,769	7,979

Total revenues	160,274	121,436	291,047	216,685

Operating Costs and Expenses:
Rooms	21,038	15,579	37,970	26,488
Food and beverage	36,456	27,356	66,142	48,502
Other departmental expenses	38,618	30,506	72,353	54,428
Management fees	5,215	4,227	9,093	8,340
Other hotel expenses	10,176	7,554	18,281	12,636
Lease expense	3,395	3,418	6,619	6,991
Depreciation and amortization	15,487	12,615	29,228	21,612
Corporate expenses	6,916	4,650	12,589	9,407

Total operating costs and expenses	137,301	105,905	252,275	188,404

Operating income	22,973	15,531	38,772	28,281

Interest expense	(7,752)	(9,897)	(15,358)	(16,612)
Interest income	1,294	447	2,476	726
Equity in earnings (losses) of joint ventures	672	1,156	(947)	1,558
Other income, net	1,064	1,723	2,677	2,910

Income before income taxes, minority interests and discontinued operations	18,251	8,960	27,620	16,863
Income tax expense	(1,207)	(1,440)	(2,871)	(2,380)
Minority interest expense in SHR’s operating partnership	(267)	(1,780)	(632)	(3,428)
Minority interest expense in consolidated hotel joint ventures	(593)	—	(789)	—

Income from continuing operations	16,184	5,740	23,328	11,055
Income (loss) from discontinued operations	1,438	392	(3,423)	2,176

Net income	17,622	6,132	19,905	13,231
Preferred shareholder dividends	(5,914)	(2,154)	(9,620)	(2,503)

Net income available to common shareholders	$11,708	$3,978	$10,285	$10,728

Basic Income Per Share:
Income from continuing operations available to common shareholders per share	$0.16	$0.12	$0.23	$0.28
Income (loss) from discontinued operations per share	0.02	0.01	(0.06)	0.07

Net income available to common shareholders per share	$0.18	$0.13	$0.17	$0.35

Weighted-average common shares outstanding	66,187	30,257	60,750	30,247

Diluted Income Per Share:
Income from continuing operations available to common shareholders per share	$0.16	$0.12	$0.23	$0.28
Income (loss) from discontinued operations per share	0.02	0.01	(0.06)	0.07

Net income available to common shareholders per share	$0.18	$0.13	$0.17	$0.35

Weighted-average common shares outstanding	66,387	30,406	60,950	30,395

Supplemental Financial Information

June 30, 2006 and December 31, 2005

Consolidated Balance Sheets

(in thousands, except share data)

	June 30, 2006	December 31, 2005
Assets
Property and equipment	$1,849,541	$1,300,250
Less accumulated depreciation	(236,145)	(217,695)

Net property and equipment	1,613,396	1,082,555

Goodwill	163,175	66,656
Intangible assets (net of accumulated amortization of $1,908 and $1,340, respectively)	4,761	2,129
Assets held for sale	46,602	—
Investment in joint ventures	89,247	15,533
Cash and cash equivalents	153,915	65,017
Restricted cash and cash equivalents	22,257	32,115
Accounts receivable (net of allowance for doubtful accounts of $446 and $427, respectively)	49,176	31,286
Deferred financing costs (net of accumulated amortization of $1,771 and $969, respectively)	7,666	7,544
Other assets	111,041	119,687
Insurance recoveries receivable	12,702	25,588

Total assets	$2,273,938	$1,448,110

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$699,413	$633,380
Bank credit facility	—	26,000
Liabilities of assets held for sale	18,508	—
Accounts payable and accrued expenses	135,967	90,486
Distributions payable	19,115	11,531
Deferred gain on sale of hotels	106,574	99,970

Total liabilities	979,577	861,367

Minority interests in SHR’s operating partnership	13,289	76,030
Minority interests in consolidated hotel joint ventures	10,494	11,616

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,878	—
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,472	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,282,402 and 43,878,273 common shares issued and outstanding, respectively)	753	439
Additional paid-in capital	1,225,592	688,250
Deferred compensation	(4,903)	(1,916)
Accumulated deficit	(221,708)	(241,613)
Accumulated distributions	(93,996)	(53,142)
Accumulated other comprehensive income	17,937	9,526

Total shareholders’ equity	1,270,578	499,097

Total liabilities and shareholders’ equity	$2,273,938	$1,448,110

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Discontinued Operations

The results of operations of hotels sold or held for sale have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On October 7, 2005, we sold the Marriott Schaumburg located in Chicago, Illinois for net sales proceeds aggregating $21.5 million. On October 27, 2005, we sold the Embassy Suites Lake Buena Vista located in Orlando, Florida for net sales proceeds aggregating $54.8 million. On July 14, 2006, we sold the Marriott Rancho Las Palmas that was held for sale as of June 30, 2006 for $56.0 million. The following is a summary of income from discontinued operations for the three and six months ended June 30, 2006 and 2005 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Hotel operating revenues	$8,997	$16,464	$19,247	$34,751

Operating costs and expenses	7,142	13,514	25,427	27,111
Depreciation and amortization	—	1,610	772	3,200

Total operating costs and expenses	7,142	15,124	26,199	30,311

Operating income (loss)	1,855	1,340	(6,952)	4,440

Interest expense	(174)	(824)	(418)	(1,591)
Interest income	16	22	45	35
Other expenses, net	—	(25)	—	(32)
Income tax (expense) benefit	(200)	—	3,700	—
Loss on sale of assets	(35)	—	(22)	—
Minority interests	(24)	(121)	224	(676)

Income (loss) from discontinued operations	$1,438	$392	$(3,423)	$2,176

Supplemental Financial Information

June 30, 2006

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006 we purchased a 45% interest in joint ventures that own the Hotel del Coronado and the adjacent land parcel under development. We account for this investment using the equity method of accounting. Our equity in earnings (losses) of the joint ventures amounted to $5,000 for the three months ended June 30, 2006 and $(1.4) million for the period from January 9, 2006 to June 30, 2006. As of June 30, 2006 our investment in the ventures totaled $71.1 million. The following are summary statements of operations, balance sheet and debt of the joint ventures:

	Three Months Ended June 30,	Period from January 9, to June 30,
	2006	2006
Total revenues	$33,904	$61,106

Expenses:
Property and other costs	20,084	38,079
Depreciation and amortization	2,570	5,456
Interest expense	11,191	20,973
Other expense, net	280	546
Income tax expense	150	150

Total expenses	34,275	65,204

Net loss	$(371)	$(4,098)

June 30, 2006
Property and equipment, net	$332,545
Intangible assets, net	49,443
Goodwill	23,401
Deferred financing costs, net	7,555
Cash and other assets	30,522

Total assets	$443,466

Mortgage and other debt	$610,500
Construction loan	13,037
Other liabilities	24,481

Total liabilities	648,018

Total partners’ deficit	(204,552)

Total liabilities and partners’ deficit	$443,466

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
Mortgage and Mezzanine	7.28%	208 bp	$610,000	January 2008	(a)
Revolving Credit Facility	7.69%	250 bp	500	January 2008	(a)
Construction Loan	7.61%	250 bp	13,037	February 2008	(b)

			$623,537

(a)	The joint venture has an option to extend the maturity date to January 2011.
(b)	The joint venture has an option to extend the maturity date to February 2009.

Cap	LIBOR Cap Rate	Notional Amount	Maturity
CMBS and Mezzanine Loan Cap	5.0% to January 2008	$630,000	January 2009
	5.5% January 2008 to maturity

Supplemental Financial Information

June 30, 2006

Investment in the InterContinental Prague

(in thousands)

We own a 35% interest in a joint venture that owns the InterContinental Prague and account for this investment using the equity method of accounting. Our equity in earnings of the joint venture amounted to $0.3 million and $1.2 million for the three months ended June 30, 2006 and 2005, respectively, and $0.2 million and $1.6 million for the six months ended June 30, 2006 and 2005, respectively. At June 30, 2006 and December 31, 2005 our investment in the joint venture totaled $15.2 million and $12.9 million, respectively. The following are summary statements of operations, balance sheets and debt of the joint venture:

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Total revenues	$11,002	$10,070	$17,547	$16,691

Expenses:
Property and other costs	5,870	5,311	10,439	9,886
Depreciation and amortization	1,371	1,530	2,889	3,137
Interest expense - affiliates	11	33	32	65
Interest expense - bank loan	1,058	1,006	2,050	2,029
Other expenses (income), net	1,597	(1,602)	1,098	(3,189)
Income tax expense	444	599	692	747

Total expenses	10,351	6,877	17,200	12,675

Net income	$651	$3,193	$347	$4,016

	June 30, 2006	December 31, 2005
Property and equipment, net	$97,279	$90,438
Goodwill	33,442	30,334
Cash and other assets	26,581	21,907

Total assets	$157,302	$142,679

Bank debt	$87,397	$82,440
Notes payable to affiliates	1,542	1,542
Deferred tax liability	15,163	14,243
Other liabilities	8,636	6,680

Total liabilities	112,738	104,905

Minority interests	1,786	1,631

Total shareholders’ equity	42,778	36,143

Total liabilities and shareholders’ equity	$157,302	$142,679

Debt	Interest Rate	Spread over EURIBOR	Loan Amount	Maturity Date
Bank debt	4.0%	150 bp	€68,319($87,397)	July 2007	(a)

(a)	The joint venture has extended the maturity date to July 15, 2007 and has an option to extend to July 15, 2008.

Supplemental Financial Information

June 30, 2006

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Converted; and Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net (loss) income available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income under GAAP. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Converted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO- Fully Converted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Converted and Comparable FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO - Fully Converted, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation of a fully converted basis.

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Reconciliation of Net Income Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net income available to common shareholders	$11,708	$3,978	$10,285	$10,728
Depreciation and amortization - continuing operations	15,487	12,615	29,228	21,612
Depreciation and amortization - discontinued operations	—	1,610	772	3,200
Interest expense - continuing operations	7,752	9,897	15,358	16,612
Interest expense - discontinued operations	174	824	418	1,591
Income taxes - continuing operations	1,207	1,440	2,871	2,380
Income taxes - discontinued operations	200	—	(3,700)	—
Minority interests	291	1,901	408	4,104
Adjustments from consolidated joint ventures	(1,089)	—	(2,170)	—
Adjustments from unconsolidated affiliates	7,306	1,085	13,864	2,022
Preferred shareholder dividends	5,914	2,154	9,620	2,503

EBITDA (a)	48,950	35,504	76,954	64,752
Realized portion of deferred gain on sale leasebacks	(1,105)	(1,104)	(2,157)	(2,246)

Adjusted EBITDA (a)	47,845	34,400	74,797	62,506

Loss on sale of assets - discontinued operations	35	—	22	—
Gain on sale of assets - continuing operations	(18)	(42)	(48)	(42)
Termination costs - discontinued operations	(689)	—	9,695	—
Planning costs - New Orleans Jazz District	1,114	—	1,521	—

Comparable EBITDA	$48,287	$34,358	$85,987	$62,464

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Loss on sale of assets from discontinued operations amounted to $35 and $23 for the three and six months ended June 30, 2006, respectively.

•	Gain on sale of assets from continuing operations amounted to $18 and $42 for the three months ended June 30, 2006 and 2005, respectively, and $48 and $42 for the six months ended June 30, 2006 and 2005, respectively.

•	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $689 and $(9,695) for the three and six months ended June 30, 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $1,114 and $1,521 for the three and six months ended June 30, 2006, respectively.

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Reconciliation of Net Income Available to Common Shareholders to

Funds From Operations (FFO), FFO - Fully Converted and Comparable FFO

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net income available to common shareholders	$11,708	$3,978	$10,285	$10,728
Depreciation and amortization - continuing operations	15,487	12,615	29,228	21,612
Depreciation and amortization - discontinued operations	—	1,610	772	3,200
Gain on sale of assets - continuing operations	(18)	(42)	(48)	(42)
Loss on sale of assets - discontinued operations	35	—	22	—
Realized portion of deferred gain on sale leasebacks	(1,105)	(1,104)	(2,157)	(2,246)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	330	331	646	675
Minority interests adjustments	(282)	(2,618)	(1,077)	(5,247)
Adjustments from consolidated joint ventures	(554)	—	(1,136)	—
Adjustments from unconsolidated affiliates	1,636	535	3,466	1,045

FFO (a)	27,237	15,305	40,001	29,725
Convertible minority interests	573	4,519	1,485	9,351

FFO - Fully Converted (a)	27,810	19,824	41,486	39,076
Termination costs - discontinued operations	(689)	—	9,695	—
Deferred tax expense (benefit) on termination costs - discontinued operations	264	—	(3,781)	—
Planning costs - New Orleans Jazz District	1,114	—	1,521	—
Deferred tax benefit on planning costs - New Orleans Jazz District	(381)	—	(512)	—

Comparable FFO	$28,118	$19,824	$48,409	$39,076

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.42	$0.50	$0.77	$0.98

Weighted-average fully converted shares and units outstanding	67,532	39,971	62,866	39,977

(a)	FFO and FFO - Fully Converted have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $689 and $(9,695) for the three and six months ended June 30, 2006, respectively.

•	Deferred tax (expense) benefit on termination costs included in discontinued operations amounted to $(264) and $3,781 for the three and six months ended June 30, 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $1,114 and $1,521 for the three and six months ended June 30, 2006, respectively.

•	Deferred tax benefit on planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $381 and $512 for the three and six months ended June 30, 2006, respectively.

Supplemental Financial Information

June 30, 2006

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate		Spread over LIBOR	Loan Amount		Maturity Date
Bank Credit Facility	7	6.21	%(a)	150 bp	$—		Nov. 2009
CMBS Floating Rate	8	6.05%		85 bp	294,435	(b)	Nov. 2007
CMBS Fixed Rate	3	5.43%		Fixed	202,978		July 2011
InterContinental Floating Rate	2	6.95%		175 bp	202,000		April 2007

					$699,413

(a)	Represents the weighted average interest rate for the period from January 1, 2006 to June 30, 2006
(b)	Excludes $15.6 million of mortgage debt related to Marriott Rancho Las Palmas that was classified to liabilities of assets held for sale.

Caps	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Floating Rate Cap	8.50%	$350,000	Nov. 2007

Swaps	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
Swap A	3.62%	$96,000	June 2007
Swap B	4.59%	$75,000	April 2012
Swap C	4.42%	$75,000	April 2010
Swap D	4.12%	$50,000	June 2012
Swap E	5.50%	$75,000	June 2013
Swap F	5.42%	$100,000	August 2013	(a)
Swap G	5.34%	$100,000	August 2011	(a)

(a)	These agreements, with an effective date of August 15, 2006, will effectively fix the interest rate on a portion of future corporate floating rate debt.

At June 30, 2006, future scheduled debt principal payments (including extension options) are as follows (excluding liabilities of assets held for sale):

Years ended December 31,	Amounts (in thousands)
2006 (remainder)	$1,201
2007	3,067
2008	3,209
2009	3,421
2010	500,049
Thereafter	188,466

Total	$699,413

Financing Transactions in 2006:

On May 25, 2006, we amended the bank credit facility to increase the revolving loan to $150.0 million.

On each of May 26 and June 9, 2006, we traded $100.0 million in corporate interest rate swap agreements. These agreements will effectively fix the interest rate on a portion of future corporate floating rate debt with an effective date of August 15, 2006.

On June 15, 2006, we executed a $75.0 million corporate interest rate swap agreement.

On June 26, 2006, we received a secondary draw of $90.0 million on the CMBS Floating Rate debt.

On July 6, 2006, we entered into a $220.0 million mortgage loan secured by, among other things, the Westin St. Francis hotel.

Supplemental Financial Information

June 30, 2006

PORTFOLIO DATA

Portfolio at June 30, 2006

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD June 2006 Property EBITDA
United States:
Westin St. Francis (a)	Santa Monica, CA	1,195	12%	5%
InterContinental Chicago (b)	Chicago, IL	792	8%	15%
Hyatt Regency Phoenix	Phoenix, AZ	696	7%	5%
Fairmont Chicago	Chicago, IL	691	7%	9%
Hotel del Coronado (c)	Coronado, CA	679	7%	11%
InterContinental Miami (b)	Miami, FL	641	7%	6%
Hilton Burbank Airport and Convention Center	Burbank, CA	488	5%	5%
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	4%	4%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	3%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	7%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	6%
Four Seasons Washington, D.C. (d)	Washington, D.C.	211	2%	7%

Total United States		6,804	70%	83%

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	2%	3%
Four Seasons Punta Mita Resort	Punta Mita, Mexico	145	2%	9%

Total Mexican		385	4%	12%

European:
InterContinental Prague (e)	Prague, Czech Republic	372	4%	3%
Marriott Hamburg (f)	Hamburg, Germany	277	3%	N/A
Paris Marriott Champs Elysees (f)	Paris, France	192	2%	N/A

Total European		841	9%	3%

Assets Under Redevelopment and Assets Held For Sale:
Hyatt Regency New Orleans (g)	New Orleans, LA	1,184	12%	N/A
Marriott Rancho Las Palmas Resort (h)	Rancho Mirage, CA	444	5%	2%

Total Assets Under Redevelopment and Assets Held For Sale		1,628	17%	2%

		9,658	100%	100%

(a)	On June 1, 2006, we purchased the Westin St. Francis. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(b)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes.
(c)	On January 9, 2006 we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(d)	On March 1, 2006, we purchased the Four Seasons Washington, DC. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(e)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 35% ownership.
(f)	As we only have leasehold interests in these properties, we have not included them in the percentage of Property EBITDA calculation above.
(g)	In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.
(h)	During the first quarter of 2006, we reached an agreement with Marriott Hotel Services, Inc. (MHS), the manager of the Marriott Rancho Las Palmas Resort, to terminate the hotel management contract with MHS on or before December 29, 2006. We recorded termination fees and certain severance and relocation costs of $9.7 million for the six months ended June 30, 2006. We have excluded these costs from the percentage of Property EBITDA calculation above. As of June 30, 2006, this property has been classified as held for sale. Therefore, the results of operations have been included in income (loss) from discontinued operations for the three and six months ended June 30, 2006 and 2005. However, for purposes of this comparison, the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information

Four Quarters Ended June 30, 2006

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (ii) exclusion of Marriott Rancho Las Palmas, Marriott Schaumburg and Embassy Suites Lake Buena Vista Resort as their results of operations were reclassified to discontinued operations; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Fairmont Chicago (September 1, 2005), Hotel del Coronado (January 9, 2006), Four Seasons Washington, D.C. (March 1, 2006) and Westin St. Francis (June 1, 2006).

United States Hotels (as of June 30, 2006)

Acquisition	property revenues - 4 Properties and 2,776 Rooms

Same	store property revenues - 8 Properties and 4,028 Rooms

	Three Months Ended
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Total
Acquisition property revenues	$6,366	$16,288	$43,856	$77,694	$144,204
Same store property revenues	83,937	89,324	90,051	95,088	358,400

Total revenues	$90,303	$105,612	$133,907	$172,782	$502,604
Same store seasonality %	23.4%	25.0%	25.1%	26.5%	100.0%

Mexican Hotels (as of June 30, 2006)
Same store property revenues - 2 Properties and 385 Rooms

	Three Months Ended
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Total
Same store property revenues	$12,646	$15,891	$20,119	$17,338	$65,994
Same store seasonality %	19.2%	24.1%	30.4%	26.3%	100.0%

Total North American Hotels (as of June 30, 2006)
Acquisition property revenues - 4 Properties and 2,776 Rooms
Same store property revenues - 10 Properties and 4,413 Rooms

	Three Months Ended
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Total
Acquisition property revenue	$6,366	$16,288	$43,856	$77,694	$144,204
Same store property revenue	96,583	105,215	110,170	112,426	424,394

Total revenues	$102,949	$121,503	$154,026	$190,120	$568,598
Same store seasonality %	22.8%	24.8%	26.0%	26.4%	100.0%

European Hotels (as of June 30, 2006)
Same store property revenues - 3 Properties and 841 Rooms
	Three Months Ended
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Total
Same store property revenues	$23,582	$18,923	$17,303	$25,814	$85,622
Same store seasonality %	27.5%	22.1%	20.2%	30.2%	100.0%

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments include (i) exclusion of Fairmont Chicago, Hotel del Coronado, Four Seasons Washington, D.C. and Westin St. Francis partial year results for the three months ended June 30, 2006 and 2005; exclusion of InterContinental Chicago, InterContinental Miami, Fairmont Chicago, Hotel del Coronado and Four Seasons Washington, D.C. and Westin St. Francis partial year results for the six months ended June 30, 2006 and 2005; (ii) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (iii) exclusion of Embassy Suites Lake Buena Vista Resort, Marriott Schaumburg and Marriott Rancho Las Palmas as these properties results of operations were reclassified to discontinued operations; and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2006)

8 Properties (three month period) and 6 Properties (six month period)

4,028 Rooms (three month period) and 2,595 (six month period)

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$190.20	$173.55	9.6%		$185.24	$171.79	7.8%
Average Occupancy	75.4%	75.2%	0.2	pts	74.3%	74.0%	0.3	pts
RevPAR	$143.33	$130.58	9.8%		$137.67	$127.12	8.3%
Total RevPAR	$261.36	$238.83	9.4%		$268.56	$247.43	8.5%
Property EBITDA Margin	29.3%	26.9%	2.4	pts	26.6%	24.3%	2.3	pts

Mexican Hotels (as of June 30, 2006)
2 Properties
385 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$426.20	$344.82	23.6%		$466.25	$393.07	18.6%
Average Occupancy	68.3%	73.3%	(5.0	)pts	71.3%	72.8%	(1.5	)pts
RevPAR	$291.20	$252.65	15.3%		$332.50	$286.02	16.3%
Total RevPAR	$494.88	$462.41	7.0%		$538.10	$480.88	11.9%
Property EBITDA Margin	38.6%	31.1%	7.5	pts	38.8%	34.4%	4.4	pts

Same Store North American Hotels (as of June 30, 2006)
10 Properties (three month period) and 8 Properties (six month period)
4,413 Rooms (three month period) and 2,980 Rooms (six month period)

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$209.15	$188.01	11.2%		$220.56	$199.90	10.3%
Average Occupancy	74.7%	75.1%	(0.4	)pts	73.9%	73.8%	0.1	pts
RevPAR	$156.32	$141.14	10.8%		$163.05	$147.60	10.5%
Total RevPAR	$281.87	$258.17	9.2%		$303.68	$277.53	9.4%
Property EBITDA Margin	30.7%	27.6%	3.1	pts	29.4%	26.6%	2.8	pts

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

European Hotels (as of June 30, 2006)

3 Properties

841 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$282.78	$260.99	8.3%		$243.28	$240.33	1.2%
Average Occupancy	87.2%	83.7%	3.5	pts	81.9%	76.8%	5.1	pts
RevPAR	$246.67	$218.47	12.9%		$199.19	$184.53	7.9%
Total RevPAR	$337.30	$302.87	11.4%		$283.25	$262.03	8.1%
Property EBITDA Margin	41.0%	44.2%	(3.2	)pts	36.5%	38.5%	(2.1	)pts

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2006 and 2005. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
WESTIN ST. FRANCIS

No table has been provided since we did not own the property for the entire periods presented. For the three months ended June 30, 2006, average occupancy was 81.4%, ADR was $199.96, RevPAR was $162.67 and Total RevPAR was $308.55. For the three months ended June 30, 2005, average occupancy was 81.9%, ADR was $187.01, RevPAR was $153.20 and Total RevPAR was $282.30. For the six months ended June 30, 2006, average occupancy was 76.2%, ADR was $199.33, RevPAR was $151.87 and Total RevPAR was $292.54. For the six months ended June 30, 2005, average occupancy was 80.1%, ADR was $177.61, RevPAR was $142.33 and Total RevPAR was $266.86.

INTERCONTINENTAL CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$20,037	$17,620	13.7%		$31,942	N/A	N/A
Property EBITDA	$8,053	$6,358	26.7%		$9,796	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the six months ended June 30, 2005, average occupancy was 68.1%, ADR was $175.14, RevPAR was $119.33 and Total RevPAR was $182.56):

Rooms	792	807	(15)		792	N/A	N/A
Average occupancy	88.3%	83.4%	4.9	pts	75.3%	N/A	N/A
ADR	$209.97	$193.47	8.5%		$192.88	N/A	N/A
RevPAR	$185.36	$161.39	14.9%		$145.32	N/A	N/A
Total RevPAR	$278.01	$239.93	15.9%		$222.82	N/A	N/A

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$10,086	$8,878	13.6%		$22,244	$21,701	2.5%
Property EBITDA	$2,708	$1,827	48.2%		$7,482	$6,933	7.9%

Selected Operating Information:
Rooms	696	696	—		696	696	—
Average occupancy	71.2%	69.5%	1.7	pts	76.5%	75.5%	1.0	pts
ADR	$134.70	$128.26	5.0%		$143.54	$142.78	0.5%
RevPAR	$95.97	$89.19	7.6%		$109.83	$107.83	1.9%
Total RevPAR	$159.25	$140.17	13.6%		$176.57	$172.26	2.5%

FAIRMONT CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$18,496	N/A	N/A		$30,685	N/A	N/A
Property EBITDA	$5,211	N/A	N/A		$6,053	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2005, average occupancy was 79.9%, ADR was $199.63, RevPAR was $159.57 and Total RevPAR was $264.59. For the six months ended June 30, 2005, average occupancy was 70.5%, ADR was $178.71, RevPAR was $126.07 and Total RevPAR was $219.12.):

Rooms	691	N/A	N/A		691	N/A	N/A
Average occupancy	82.1%	N/A	N/A		72.3%	N/A	N/A
ADR	$218.35	N/A	N/A		$201.20	N/A	N/A
RevPAR	$179.20	N/A	N/A		$145.47	N/A	N/A
Total RevPAR	$294.14	N/A	N/A		$245.34	N/A	N/A

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
HOTEL DEL CORONADO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$33,909	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$13,564	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2005, average occupancy was 84.6%, ADR was $301.51, RevPAR was $255.01 and Total RevPAR was $532.38. For the six months ended June 30, 2006, average occupancy was 80.0%, ADR was $320.73, RevPAR was $256.48 and Total RevPAR was $516.89. For the six months ended June 30, 2005, average occupancy was 80.7%, ADR was $292.91, RevPAR was $236.34 and Total RevPAR was $483.91.):

Rooms	679	N/A	N/A		N/A	N/A	N/A
Average occupancy	80.9%	N/A	N/A		N/A	N/A	N/A
ADR	$336.92	N/A	N/A		N/A	N/A	N/A
RevPAR	$272.66	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$548.79	N/A	N/A		N/A	N/A	N/A

INTERCONTINENTAL MIAMI
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$11,783	$11,044	6.7%		$28,409	N/A	N/A
Property EBITDA	$3,115	$3,219	(3.2)%		$9,930	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the six months ended June 30, 2005, average occupancy was 78.4%, ADR was $164.03, RevPAR was $128.52 and Total RevPAR was $222.81.):

Rooms	641	641	—		641	N/A	N/A
Average occupancy	67.8%	71.5%	(3.7	)pts	76.0%	N/A	N/A
ADR	$168.84	$145.55	16.0%		$189.91	N/A	N/A
RevPAR	$114.45	$104.04	10.0%		$144.30	N/A	N/A
Total RevPAR	$202.00	$189.33	6.7%		$244.86	N/A	N/A

HILTON BURBANK AIRPORT AND CONVENTION CENTER
Selected Financial Information:
Total revenues	$7,670	$7,139	7.4%		$15,663	$14,059	11.4%
Property EBITDA	$2,548	$2,356	8.1%		$5,277	$4,586	15.1%

Selected Operating Information:
Rooms	488	488	—		488	488	—
Average occupancy	71.7%	74.3%	(2.6	)pts	75.4%	74.7%	0.7	pts
ADR	$138.93	$123.59	12.4%		$138.53	$122.31	13.3%
RevPAR	$99.61	$91.88	8.4%		$104.43	$91.36	14.3%
Total RevPAR	$172.72	$160.76	7.4%		$177.33	$159.17	11.4%

HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$10,044	$9,721	3.3%		$20,917	$18,950	10.4%
Property EBITDA	$2,471	$2,323	6.4%		$5,619	$4,425	27.0%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	76.4%	77.9%	(1.5	)pts	77.4%	77.3%	0.1	pts
ADR	$179.66	$165.25	8.7%		$182.45	$163.81	11.4%
RevPAR	$137.25	$128.73	6.6%		$141.21	$126.61	11.5%
Total RevPAR	$263.42	$254.95	3.3%		$275.81	$249.87	10.4%

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,366	$8,776	6.7%		$17,334	$16,216	6.9%
Property EBITDA	$1,817	$1,200	51.4%		$2,807	$1,994	40.8%

Selected Operating Information:
Rooms	389	390	(1)		389	390	(1)
Average occupancy	63.6%	66.3%	(2.7	)pts	58.2%	61.7%	(3.5	)pts
ADR	$135.65	$122.28	10.9%		$133.50	$119.56	11.7%
RevPAR	$86.33	$81.10	6.4%		$77.68	$73.79	5.3%
Total RevPAR	$286.63	$267.89	7.0%		$265.24	$247.50	7.2%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,735	$10,886	7.8%		$22,868	$21,260	7.6%
Property EBITDA	$3,753	$3,517	6.7%		$7,226	$6,838	5.7%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	87.9%	85.1%	2.8	pts	86.4%	85.9%	0.5	pts
ADR	$278.16	$257.85	7.9%		$273.49	$254.65	7.4%
RevPAR	$244.45	$219.33	11.5%		$236.38	$218.62	8.1%
Total RevPAR	$377.06	$349.78	7.8%		$369.42	$343.45	7.6%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information :
Total revenues	$14,367	$13,175	9.0%		$25,759	$22,823	12.9%
Property EBITDA	$3,374	$2,705	24.7%		$4,787	$3,194	49.9%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	70.6%	71.3%	(0.7	)pts	68.0%	64.9%	3.1	pts
ADR	$354.77	$334.23	6.1%		$326.61	$308.91	5.7%
RevPAR	$250.49	$238.20	5.2%		$221.98	$200.33	10.8%
Total RevPAR	$604.90	$554.71	9.0%		$545.27	$483.12	12.9%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$14,415	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$4,001	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended June 30, 2005, average occupancy was 24.5%, ADR was $566.49, RevPAR was $138.78 and Total RevPAR was $321.55. For the six months ended June 30, 2006, average occupancy was 72.7%, ADR was $505.15, RevPAR was $367.22 and Total RevPAR was $648.87. For the six months ended June 30, 2005, average occupancy was 23.8%, ADR was $566.05, RevPAR was $134.99 and Total RevPAR was $307.56.):

Rooms	211	N/A	N/A		N/A	N/A	N/A
Average occupancy	80.3%	N/A	N/A		N/A	N/A	N/A
ADR	$539.59	N/A	N/A		N/A	N/A	N/A
RevPAR	$433.23	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$750.74	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
HYATT REGENCY NEW ORLEANS
Selected Financial Information (For 2006, no financial information is provided as the hotel is under redevelopment):
Total revenues	N/A	$14,300	N/A		N/A	$31,957	N/A
Property EBITDA	N/A	$4,053	N/A		N/A	$9,836	N/A

Selected Operating Information (For 2006, no statistics are provided as the hotel is under redevelopment):
Rooms	N/A	1,184	N/A		N/A	1,184	N/A
Average occupancy	N/A	59.8%	N/A		N/A	61.9%	N/A
ADR	N/A	$134.40	N/A		N/A	$144.02	N/A
RevPAR	N/A	$80.36	N/A		N/A	$89.18	N/A
Total RevPAR	N/A	$132.72	N/A		N/A	$149.12	N/A

MARRIOTT RANCHO LAS PALMAS RESORT
Selected Financial Information (For purposes of comparison, we have provided financial information for this property before the operating results were reclassified to discontinued operations):
Total revenues	$8,998	$8,518	5.6%		$19,247	$19,318	(0.4)%
Property EBITDA (excludes termination costs - see note (h) on page 17)	$1,168	$614	90.2%		$3,514	$3,093	13.6%

Selected Operating Information:
Rooms	444	444	—		444	444	—
Average occupancy	70.1%	67.8%	2.3	pts	69.6%	71.6%	(2.0	)pts
ADR	$176.40	$169.79	3.9%		$186.85	$179.39	4.2%
RevPAR	$123.72	$115.04	7.5%		$129.97	$128.37	1.2%
Total RevPAR	$241.26	$228.39	5.6%		$258.03	$258.98	(0.4)%

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$5,736	$5,901	(2.8)%		$11,805	$11,323	4.3%
Property EBITDA	$1,426	$1,396	2.1%		$2,893	$2,604	11.1%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	61.8%	68.1%	(6.3	)pts	64.0%	66.0%	(2.0	)pts
ADR	$240.33	$219.66	9.4%		$241.27	$222.28	8.5%
RevPAR	$148.50	$149.64	(0.8)%		$154.41	$146.80	5.2%
Total RevPAR	$262.64	$270.19	(2.8)%		$271.75	$260.66	4.3%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$11,602	$10,089	15.0%		$25,652	$21,752	17.9%
Property EBITDA	$5,267	$3,571	47.5%		$11,650	$8,770	32.8%

Selected Operating Information:
Rooms	145	140	5		145	140	5
Average occupancy	79.1%	82.1%	(3.0	)pts	83.5%	84.3%	(0.8	)pts
ADR	$666.38	$522.86	27.4%		$752.63	$622.49	20.9%
RevPAR	$527.40	$429.24	22.9%		$628.10	$524.67	19.7%
Total RevPAR	$879.27	$791.92	11.0%		$980.21	$858.41	14.2%

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	Change		2006	2005	Change
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owns 35%):
Total revenues	$10,859	$10,024	8.3%		$17,151	$16,675	2.9%
Property EBITDA	$5,427	$5,286	2.7%		$7,220	$7,478	(3.5)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	85.1%	83.5%	1.6	pts	79.2%	76.2%	3.0	pts
ADR	$253.24	$238.84	6.0%		$204.85	$209.54	(2.2)%
RevPAR	$215.60	$199.46	8.1%		$162.29	$159.60	1.7%
Total RevPAR	$320.78	$296.11	8.3%		$254.72	$247.65	2.9%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,660	$4,704	20.3%		$10,341	$8,454	22.3%
Property EBITDA	$1,330	$1,284	3.6%		$2,566	$2,562	0.2%

Selected Operating Information:
Rooms	277	277	—		277	277	—
Average occupancy	87.3%	82.7%	4.6	pts	84.2%	75.0%	9.2	pts
ADR	$189.06	$152.28	24.2%		$169.41	$151.64	11.7%
RevPAR	$164.99	$125.92	31.0%		$142.57	$113.76	25.3%
Total RevPAR	$224.54	$186.61	20.3%		$206.25	$168.62	22.3%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$9,295	$8,451	10.0%		$15,624	$14,757	5.9%
Property EBITDA	$3,829	$3,666	4.4%		$5,933	$5,327	11.4%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	91.2%	85.6%	5.6	pts	83.7%	80.5%	3.2	pts
ADR	$465.51	$454.46	2.4%		$420.90	$416.00	1.2%
RevPAR	$424.72	$388.80	9.2%		$352.35	$334.92	5.2%
Total RevPAR	$531.99	$483.69	10.0%		$449.59	$424.64	5.9%

Supplemental Financial Information

Three and Six Months Ended June 30, 2006 and 2005

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2006		2005		2006		2005
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Westin St. Francis (a)	$—	$2,617	$—	$—	$—	$2,617	$—	$—
InterContinental Chicago (b)	8,053	8,053	6,358	6,358	9,796	9,796	—	6,358
Hyatt Regency Phoenix	2,708	2,708	1,827	1,827	7,482	7,482	6,933	6,933
Fairmont Chicago (c)	5,211	5,211	—	—	6,053	6,053	—	—
Hotel del Coronado (d)	13,564	—	—	—	—	—	—	—
InterContinental Miami (b)	3,115	3,115	3,219	3,219	9,930	9,930	—	3,219
Hilton Burbank Airport and Convention Center	2,548	2,548	2,356	2,356	5,277	5,277	4,586	4,586
Hyatt Regency La Jolla at Aventine	2,471	2,471	2,323	2,323	5,619	5,619	4,425	4,425
Marriott Lincolnshire Resort	1,817	1,817	1,200	1,200	2,807	2,807	1,994	1,994
Loews Santa Monica Beach Hotel	3,753	3,753	3,517	3,517	7,226	7,226	6,838	6,838
Ritz-Carlton Half Moon Bay	3,374	3,374	2,705	2,705	4,787	4,787	3,194	3,194
Four Seasons Washington, D.C. (e)	4,001	4,001	—	—	—	5,314	—	—
Hyatt Regency New Orleans	—	(1,114)	4,053	4,053	—	(1,483)	9,836	9,836
Marriott Rancho Las Palmas Resort (f)	1,168	—	614	—	3,514	—	3,093	—
Four Seasons Mexico City	1,426	1,426	1,396	1,396	2,893	2,893	2,604	2,604
Four Seasons Punta Mita Resort	5,267	5,267	3,571	3,571	11,650	11,650	8,770	8,770
InterContinental Prague (g)	5,427	—	5,286	—	7,220	—	7,478	—
Marriott Hamburg (h)	1,330	(9)	1,284	35	2,566	17	2,562	72
Paris Marriott Champs Elysees (h)	3,829	335	3,666	233	5,933	802	5,327	471

	$69,062	$45,573	$43,375	$32,793	$92,753	$80,787	$67,640	$59,300

Adjustments:
Corporate expenses		$(6,916)		$(4,650)		$(12,589)		$(9,407)
Interest income		1,294		447		2,476		726
Equity in (losses) earnings of joint ventures		672		1,156		(947)		1,558
Other income, net		1,064		1,723		2,677		2,910
Income from discontinued operations (excluding minority interest)		1,462		513		(3,647)		2,852
Depreciation and amortization - discontinued operations		—		1,610		772		3,200
Interest expense - discontinued operations		174		824		418		1,591
Income taxes - discontinued operations		200		—		(3,700)		—
Minority interest expense in consolidated hotel joint ventures		(593)		—		(789)		—
Adjustments from consolidated joint ventures		(1,089)		—		(2,170)		—
Adjustments from unconsolidated affiliates		7,306		1,085		13,864		2,022
Other adjustments		(197)		3		(198)		—

EBITDA		$48,950		$35,504		$76,954		$64,752

(a)	On June 1, 2006, we purchased the Westin St. Francis. We have not included the results of this hotel in Property EBITDA above since we did not own the property for the entire periods.
(b)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes. We have not included the results of this hotel in Property EBITDA above for the six months ended June 30, 2005 since we did not own the property for the entire period.
(c)	On September 1, 2005, we purchased the Fairmont Chicago. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.
(d)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in San Diego, California. We account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(e)	On March 1, 2006, we purchased the Four Seasons Washington, D.C. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.
(f)	As of June 30, 2006, this property has been classified as held for sale. Therefore, its results of operations have been included in income (loss) from discontinued operations for the three and six months ended June 30, 2006 and 2005.
(g)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations.
(h)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.